               Section 240.14a-101  Schedule 14A.
          Information required in proxy  statement.
                 Schedule 14A Information
   Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934
                        (Amendment No.  )
Filed by the Registrant [ ]
Filed by a party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12

                    ECHOCATH, INC.
 .................................................................
     (Name of Registrant as Specified In Its Charter)


 .................................................................
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11

     (1) Title of each class of securities to which transaction applies:


     ............................................................

     (2) Aggregate number of securities to which transaction applies:


     .......................................................

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


     .......................................................

     (4) Proposed maximum aggregate value of transaction:


     .......................................................

     (5)  Total fee paid:


     .......................................................

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid:


          .......................................................

          (2) Form, Schedule or Registration Statement No.:


          .......................................................

          (3) Filing Party:


          .......................................................

          (4) Date Filed:


          .......................................................

                                 ECHOCATH, INC.
                               4326 U.S. ROUTE 1
                      MONMOUTH JUNCTION, NEW JERSEY 08852
                            ------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON MARCH 5, 1998
                            ------------------------

     NOTICE IS HEREBY GIVEN to the Shareholders of ECHOCATH, INC., a New Jersey corporation (the 'Company'), that the Annual Meeting of Shareholders (the 'Meeting') will be held at the offices of Rubin Baum Levin Constant & Friedman, the Company's counsel, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112 at 10:00 a.m., New York time, on March 5, 1998 for the following purposes:

          1. To elect a board of five (5) directors to serve until the next Annual Meeting of Shareholders or until their respective successors are elected and qualified;

          2. To approve and ratify the adoption of an amendment to the Company's 1995 Stock Option Plan, as amended, increasing the total number of shares of the Company's Class A Common Stock, no par value per share, for which options may be granted from 620,000 to 1,020,000 shares of Class A Common Stock;

          3. To ratify the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending August 31, 1998; and

          4. To transact such other and further business as may properly come before the Meeting or any postponement or adjournment thereof.

     Only Shareholders of record at the close of business on January 15, 1998 are entitled to notice of and to vote at the Meeting or any adjournment thereof. The stock transfer books of the Company will not be closed.

     A copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended August 31, 1997 accompanies this notice.

                                          By Order of the Board of Directors,


                                          IRWIN M. ROSENTHAL
                                          Secretary

Monmouth Junction, New Jersey
February 3, 1998

                               RETURN OF PROXIES

     A proxy and a self-addressed envelope are enclosed for your use. Whether or not you plan to attend the Meeting, the Board of Directors of the Company requests that you execute and return your proxy in the enclosed envelope in order that your shares will be represented and may be voted in accordance with your wishes at the Meeting. Any proxy given by a shareholder may be revoked by the shareholder at any time prior to the voting of the proxy.

                                 ECHOCATH, INC.

                       ---------------------------------
                                PROXY STATEMENT
                       ---------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS

     The enclosed proxy ('Proxy') is solicited by the Board of Directors (the 'Board') of ECHOCATH, INC., a New Jersey corporation (the 'Company'), for use at the Company's Annual Meeting of Shareholders (the 'Meeting') to be held at the offices of Rubin Baum Levin Constant & Friedman, the Company's counsel, 30 Rockefeller Plaza, 29th Floor, New York, New York 10112 on March 5, 1998 at 10:00 a.m., New York time. Any shareholder giving a Proxy has the power to revoke it at any time before it is voted by executing another proxy bearing a later date or by giving written notice of revocation to the Company, addressed to the Secretary, prior to the Meeting or by oral or written notice at the Meeting.

     The mailing address of the Company's principal executive office is 4326 U.S. Route 1, Monmouth Junction, New Jersey 08852, Telephone No. (609) 987-8400. The approximate date on which this Proxy Statement and form of Proxy are first being sent or given to shareholders is February 3, 1998.

                            SOLICITATION OF PROXIES

     The persons named as proxies are Messrs. Daniel Mulvena and Frank DeBernardis, both of whom are presently directors of the Company. Shares of stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by the shareholder executing the same. In the absence of specification, the shares of stock will be voted (i) FOR the election of each of the five persons nominated by the Board of the Company to serve as directors, (ii) FOR the approval and ratification of the adoption of an amendment to the Company's 1995 Stock Option Plan, as amended (the 'Option Plan') to increase the total number of shares of Class A Common Stock for which options may be granted from 620,000 to 1,020,000, (iii) FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's independent public accountants for the fiscal year ending August 31, 1998, and (iv) in the discretion of the proxies, on such other business which may properly come before the Meeting.

     The cost of preparing, assembling and mailing the Notice of Annual Meeting, the Proxy, this Proxy Statement and the other material enclosed will be borne by the Company. In addition to the solicitation of proxies by use of the mails, officers and employees of the Company may solicit proxies by telephone, telegram or other means of communication. The Company will request brokerage houses, banking institutions, and other custodians, nominees and fiduciaries, with respect to shares held of record in their names or in the names of their nominees, to forward the proxy material to the beneficial owners of such shares of stock and will reimburse them for their reasonable expenses in forwarding the proxy material.

                      SHARES OUTSTANDING AND VOTING RIGHTS

     Only holders of shares of Class A Common Stock, no par value ('Class A Shares' or 'Class A Common Stock'), Class B Common Stock, no par value ('Class B Shares' or 'Class B Common Stock'; and together with the Class A Shares, the 'Common Stock'), and Series B Cumulative Convertible Preferred Stock, no par value (the 'Series B Preferred Stock'), of record as at the close of business on January 15, 1998 (the 'Record Date') are entitled to vote at the Meeting, or any postponement or adjournment thereof. On the Record Date there were issued and outstanding 2,316,759 Class A Shares, 1,207,277 Class B Shares and 280,000 shares of Series B Preferred Stock. Each Class A Share and each Series B Preferred Stock Share is entitled to one vote and each Class B Share is entitled to five votes on all matters to be voted upon.

     The presence in person or by properly executed proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Meeting is necessary to constitute a quorum. Directors are elected by a majority of the votes present in person or by proxy at the Meeting and voting on such proposal. The affirmative vote of a majority of the votes present in person or by proxy at the Meeting is required for amendment of the Option Plan.

     Shareholders of the Company vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by a person who is appointed by the Board before the Meeting to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. For purposes of determining the number of votes cast with respect to a particular matter, only those cast 'For' or 'Against' are included. Abstentions and broker non-votes are counted only for purposes of determining whether a quorum is present at the Meeting.

     The stock transfer books of the Company will not be closed. Shareholders who do not expect to attend the Meeting, but wish to have their shares of stock voted at the Meeting, are urged to complete, sign, date and return the enclosed Proxy as promptly as possible.

                    PROPOSAL NO. I -- ELECTION OF DIRECTORS

     Five directors of the Company are to be elected to serve until the next annual meeting of Shareholders or until the election and qualification of their respective successors. Each of the nominees named below currently serves as a director of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. In the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see 'Principal Shareholders.'

     THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES LISTED BELOW.

                             NOMINEES FOR DIRECTORS

                   NAME                      AGE                      POSITION WITH THE COMPANY
------------------------------------------   ---   ---------------------------------------------------------------

Frank A. DeBernardis(2)...................   55    Chief Executive Officer, President and Director
David Vilkomerson.........................   57    Executive Vice President, Director of Research and Development,
                                                     Assistant Secretary and Director
Daniel M. Mulvena(1)(2)...................   49    Chairman of the Board of Directors
Anthony J. Dimun(1)(3)....................   54    Director
Irwin M. Rosenthal(1)(3)..................   69    Secretary and Director

------------

(1) Member of the Audit Committee.

(2) Member of the Executive Committee.

(3) Member of the Compensation and Stock Option Committee.

                            ------------------------

     Frank DeBernardis, a founder of the Company, has served as Chief Executive Officer, President and a director of the Company since its inception. From 1989 to 1992, Mr. DeBernardis served as President and was the sole shareholder of Implemed, Inc. ('Implemed'), a privately-held corporation which provided consulting services in the area of medical device manufacturing. Mr. DeBernardis is also a founder of the American College of Physician Inventors.

     David Vilkomerson, PhD., a founder of the Company, has served as Executive Vice President, Vice President - Research and Development, Assistant Secretary and a director of the Company since its inception. Dr. Vilkomerson is a founder of Ultramed Inc. ('Ultramed') and served as President and Chairman of the Board of Ultramed from March 1982 to September 1992. Dr. Vilkomerson has authored or coauthored approximately 30 technical papers and received over 30 United States patents.

     Daniel Mulvena has served as Chairman of the Board since September 1997 and was Co-Chairman of the Board together with Terence D. Wall from August 1995 to September 1997. Mr. Mulvena is President of Commodore Associates, a private firm providing consulting services. From February 1992 through April 1995, Mr. Mulvena served as Vice-President and General Manager of the Mansfield Division of Boston Scientific Corporation, a publicly-traded corporation which manufactures and sells minimally invasive medical products. From July 1992 to May 1995, Mr. Mulvena served as Vice Chairman of the Board of Directors of Life Medical Sciences, Inc. ('Life Medical'), a corporation engaged in the research and development of technologies for use in medical applications. Since May 1997, Mr. Mulvena has served on the Board of Directors of Thoratec Laboratories Corporation, a publicly held corporation. Mr. Mulvena currently also serves on the boards of several privately-held companies.

     Anthony J. Dimun has served as a director of the Company since inception. He served as Secretary of the Company since inception until August 1995 and as a Vice President and Treasurer of the Company since inception until November 1996. Mr. Dimun has been a certified public accountant since 1968. Mr. Dimun has served as the Chief Financial Officer and Executive Vice President of Vital Signs, Inc. ('Vital Signs') since March 1991, its Secretary and Treasurer since December 1991, and as a director of Vital Signs since August 1987.

     Irwin M. Rosenthal has served as a director of the Company since August 1995 and as Secretary of the Company since September 1995. Mr. Rosenthal is a co-founder of Life Medical, and has served as Secretary, Treasurer and a director of Life Medical since its inception in 1990. Mr. Rosenthal is an attorney and since 1960 has specialized in securities law. He is currently a senior partner at Rubin Baum Levin Constant & Friedman. Mr. Rosenthal serves as Secretary and as a director of Magar Inc. a private investment firm, of which he is a principal shareholder. He is also a director of Magna-Lab, Inc., a publicly-traded medical technology company, and Symbollon Corporation, a publicly-traded chemical and medical technology company, and is a general partner of Alliance Partners ('Alliance'), a partnership which invests in companies and may take on a management role in such companies. See 'Certain Relationships and Related Transactions.'

                             PRINCIPAL SHAREHOLDERS

     The following table sets forth, as of January 15, 1998, certain information as to the number of shares of Class A Common Stock, the Class B Common Stock or the Series B Preferred Stock, beneficially owned by (i) each person (or groups of persons) known or believed by the Company to be the beneficial owner of more than five percent (5%) of the Class A, Class B Common Stock or Series
B Preferred Stock, (ii) the Named Executives (as defined below), (iii) each current director or nominee for director of the Company, and (iv) all executive officers, directors, nominees for director of the Company as a group.

                                                                              AMOUNT AND
                                                                              NATURE OF
                                                                              BENEFICIAL              PERCENT OF
                NAME AND ADDRESS OF                                           OWNERSHIP   PERCENT OF    VOTING
                  BENEFICIAL OWNER                        TITLE OF CLASS      (1)(2)(3)    CLASS(4)    POWER(4)
---------------------------------------------------- -----------------------------------  ----------  ----------
Medtronic, Inc.(5) ................................. Class A Common Stock       363,636      15.7%        4.2%
  7000 Central Ave. N.E.
  Minneapolis, Minnesota 55482
Terence D. Wall(6) ................................. Class A Common Stock        50,000       2.1%       26.6%
  c/o Vital Signs, Inc.                              Class B Common Stock       451,560      37.4%
  20 Campus Road
  Totowa, New Jersey 07512
Vital Signs, Inc.(7) ............................... Class B Common Stock       311,953      25.8%       18.1%
  20 Campus Road
  Totowa, New Jersey 07512
Cathtech Corp.(7) .................................. Class B Common Stock       311,953      25.8%       18.1%
  c/o Vital Signs, Inc.
  20 Campus Road
  Totowa, New Jersey 07512

                                                  (table continued on next page)

(table continued from previous page)

                                                                              AMOUNT AND
                                                                              NATURE OF
                                                                              BENEFICIAL              PERCENT OF
                NAME AND ADDRESS OF                                           OWNERSHIP   PERCENT OF    VOTING
                  BENEFICIAL OWNER                        TITLE OF CLASS      (1)(2)(3)    CLASS(4)    POWER(4)
---------------------------------------------------- -----------------------------------  ----------  ----------
Anthony Dimun(8) ................................... Class A Common Stock        50,000       2.1%          *
  c/o Vital Signs, Inc.                              Class B Common Stock         4,366         *
  20 Campus Road
  Totowa, New Jersey 07512
Ultramed, Inc.(9) .................................. Class B Common Stock       234,544      19.5%       13.6%
  c/o Frank Joworisak
  EchoCath, Inc.
  P.O. Box 7224
  Princeton, New Jersey 08543
David Vilkomerson(10) .............................. Class A Common Stock        90,000       3.8%        3.6%
  c/o EchoCath, Inc.                                 Class B Common Stock        44,068       3.7%
  P.O. Box 7224
  Princeton, New Jersey 08543
Frank DeBernardis(11) .............................. Class A Common Stock        12,000         *         2.7%
  c/o EchoCath, Inc.                                 Class B Common Stock        44,362       3.7%
  P.O. Box 7224
  Princeton, New Jersey 08543
Guidant Corporation ................................ Class B Common Stock        95,400       7.9%        5.5%
  111 Monument Circle
  Suite 2900
  Indianapolis, IN 46204
  Attn: General Counsel
Herbert Moskowitz(12)(13)(14) ...................... Class A Common Stock        66,666       2.8%        4.8%
  c/o Irwin Rosenthal                                Class B Common Stock        70,750       5.9%
  30 Rockefeller Plaza
  29th Floor
  New York, New York 10112
Irwin M. Rosenthal(12)(15) ......................... Class A Common Stock        83,334       3.5%        5.5%
  30 Rockefeller Plaza                               Class B Common Stock        78,750       6.5%
  29th Floor
  New York, New York 10112
Daniel M. Mulvena(16) .............................. Class A Common Stock        66,000       2.8%          *
  6 Fuller Lane
  Marblehead, Mass. 01945
Bradley Resources Corporation ...................... Class B Common Stock        95,810       7.9%        5.5%
  107 John Street
  Southport, Ct. 06490
EP MedSystems, Inc. ................................ Series B Preferred Stock   280,000       100%        3.2%
  58 Route 46 West
  Budd Lake, New Jersey 07828
All officers and directors as a group
  (6 persons)(17)................................... Class A Common Stock       364,000      14.6%
                                                     Class B Common Stock       246,296      20.4%        8.1%

------------

*   Denotes less than 1%.

 (1) The Class A Common Stock and the Series B Preferred Stock has one vote per share and the Class B Common Stock has five votes per share. All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

 (2) Certain holders have agreed that up to a portion of his or its shares of the Class B Common Stock are subject to transfer to the Company for no consideration upon the failure of certain conditions to occur by certain dates. So long as such shares are subject to such conditions, the holder may vote but not dispose of such shares.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

 (3) Does not include shares of Class A Common Stock underlying options not exercisable within 60 days of the date of this Proxy Statement.

 (4) Each beneficial owner's percentage is determined by assuming that (i) all options, warrants or convertible securities that are held by such person (but not those held by other persons) and which are exercisable within 60 days of the date of this Proxy Statement have been exercised and converted, and (ii) 2,316,759 shares of Class A Common Stock, 1,207,277 shares of Class B Common Stock and 280,000 shares of Series B Preferred Stock, respectively, are outstanding, before any consideration is given to options or warrants.

 (5) Represents shares of Class A Common Stock held by Medtronic Asset Management, Inc., a Minnesota corporation and a wholly-owned subsidiary of Medtronic through which Medtronic holds certain investments. The amount of shares beneficially owned by Medtronic is based upon a Schedule 13D filed by Medtronic and Medtronic Asset Management, Inc. on November 10, 1997.

 (6) Mr. Terence D. Wall, a former director of the Company, resigned from the Board in September 1997. Mr. Wall is currently an officer, a director and a principal shareholder of Vital Signs and an officer and director of Cathtech, a wholly owned subsidiary of Vital Signs. Such shares include 139,607 shares of Class B Common Stock held directly by Mr. Wall, as reported in a Schedule 13G filed by Mr. Wall on February 14, 1997, and an option to purchase 50,000 shares of Class A Common Stock, which option is exercisable within 60 days of the date of this Proxy Statement. These shares also include the 311,953 shares of Class B Common Stock owned by Cathtech.

 (7) Cathtech is the beneficial owner of approximately 13% of the common stock of Ultramed. Vital Signs may be deemed to be a beneficial owner of the 311,953 shares of Class B Common Stock owned by Cathtech. The amount of shares beneficially owned by Cathtech is based upon a Schedule 13G filed by Cathtech and Vital Signs on February 14, 1997.

 (8) Mr. Dimun is an officer and a director of Vital Signs and Cathtech. These shares do not include the 311,953 shares of Class B Common Stock owned by Cathtech, as to which Mr. Dimun disclaims beneficial ownership, since Mr. Dimun is not a principal shareholder of Vital Signs. These shares include an option to purchase 50,000 shares of Class A Common Stock, which option is exercisable within 60 days following the date of this Proxy Statement.

 (9) A portion of the shares has been pledged to Vital Signs and a law firm as collateral for a loan and accounts payable, respectively. The pledgees disclaim beneficial ownership of such shares. The amount of shares beneficially owned by Ultramed is based upon a Schedule 13G filed by Ultramed on February 14, 1997.

(10) Includes (i) options granted by Ultramed to Dr. Vilkomerson to purchase from Ultramed 7,526 shares of Class B Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement, and
     (ii) an option granted to Dr. Vilkomerson to purchase 90,000 shares of Class A Common Stock, which option is exercisable within 60 days following the date of this Proxy Statement. Excludes (i) options granted by Ultramed to Dr. Vilkomerson to purchase from Ultramed 1,882 shares of Class B Common Stock of the Company, which options are not exercisable within 60 days following the date of this Proxy Statement, and (ii) 239,784 shares of Class B Common Stock owned by Ultramed (of which Dr. Vilkomerson is a director and officer and of which he owns approximately 13% of the outstanding stock), as to which Dr. Vilkomerson disclaims beneficial ownership. Also excludes an option to purchase 150,000 shares of Class A Common Stock, which option vests as to 50,000 shares on April 29, 1998, as to 38,750 shares on April 29, 1999, and, subject to shareholder approval of an amendment to the Option Plan to increase the number of shares available for grant thereunder, as to 11,250 shares on April 29, 1999 and as to 50,000 shares on April 29, 2000.

(11) Includes options granted by the Company to Mr. DeBernardis to purchase 12,000 shares of Class A Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement. Excludes (i) 10,006 shares of Class B Common Stock held in a trust for the benefit of

                                              (footnotes continued on next page)

(footnotes continued from previous page)

     Mr. DeBernardis' children, as to which Mr. DeBernardis disclaims beneficial ownership and (ii) options to purchase 8,000 shares of Class A Common Stock which are not yet vested. Also excludes an option to purchase 150,000 shares of Class A Common Stock, which option vests as to 50,000 shares on April 29, 1998, as to 38,750 shares on April 29, 1999, and, subject to shareholder approval of an amendment to the Option Plan to increase the number of shares available for grant thereunder, as to 11,250 shares on April 29, 1999, and as to 50,000 shares on April 29, 2000.

(12) Mr. Rosenthal and Dr. Moskowitz are each partners of Alliance, each holding a 50% ownership interest in such partnership. Shares and options exercisable within 60 days of the date of this Proxy Statement held by Alliance are beneficially owned by each of Mr. Rosenthal and Dr. Moskowitz. Such shares include 50,000 shares of Class A Common Stock held by each of Mr. Rosenthal and Dr. Moskowitz and an option granted to each of Mr. Rosenthal and Dr. Moskowitz to purchase 50,000 shares of Class A Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement.

(13) Includes 8,333 shares of Class A Common Stock, and an option to purchase 8,333 shares of Class A Common Stock, issued to Dr. Moskowitz in connection with the Alliance Agreement. The option to purchase 8,333 shares of Class A Common Stock is exercisable within 60 days following the date of this Proxy Statement. These shares also include an option to purchase 50,000 shares of Class A Common Stock, which option is exercisable within 60 days following the date of this Proxy Statement.

(14) Dr. Herbert Moskowitz who has chosen not to stand for reelection still serves as a director until the Meeting.

(15) Such shares include 16,667 shares of Class A Common Stock, and an option to purchase 16,667 shares of Class A Common Stock, issued to Mr. Rosenthal in connection with the Alliance Agreement. The option to purchase 16,667 shares of Class A Common Stock is exercisable within 60 days following the date of this Proxy Statement. These shares also include an option to purchase 50,000 shares of Class A Common Stock, which option is exercisable within 60 days following the date of this Proxy Statement.

(16) Includes options granted by the Company to Mr. Mulvena to purchase 58,000 shares of Class A Common Stock, which options are exercisable within 60 days following the date of this Proxy Statement and excludes options to purchase 8,000 shares of Class A Common Stock which are not yet vested.

(17) Includes 176,000 shares of Class A Common Stock and 7,526 shares of Class B Common Stock issuable upon exercise of options exercisable within 60 days following the date of this Proxy Statement. Excludes (i) 1,882 shares of Class B Common Stock underlying options that are not exercisable within 60 days following the date of this Proxy Statement and (ii) options to purchase 231,500 shares of Class A Common Stock which are not yet vested.

     Messrs. DeBernardis and Wall, Dr. Vilkomerson, Ultramed, Implemed and Cathtech may be deemed to be founders or promoters of the Company as that term is defined under the Securities Act.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

     The Company has established an Audit Committee, an Executive Committee and a Compensation and Stock Option Committee.

     The Board met seven times and did not act by unanimous written consent during the fiscal year ended August 31, 1997. Each of the directors attended all the meetings of the Board and of each committee of the Board on which such directors served, either in person or via telephone.

     The Audit Committee, consisting of Messrs. Mulvena, Dimun and Rosenthal, reviews the engagement of the Company's independent public accountants and the independence of the accounting firm, the audit and non-audit fees of the independent public accountants and the adequacy of the Company's internal control procedures. The Audit Committee met one time and acted one time by unanimous written consent during the fiscal year ended August 31, 1997.

     The Executive Committee, consisting of Messrs. DeBernardis and Mulvena, exercises all the power and authority of the Board in the management and affairs of the Company between meetings of the Board to the extent permitted by law. The Executive Committee met six times during the fiscal year ended August 31, 1997.

     The Compensation and Stock Option Committee, consisting of Messrs. Dimun and Rosenthal (the 'Committee') makes recommendations to the Board concerning compensation, including incentive arrangements, of the Company's officers and key employees and others, administers the Company's Option Plan and determines the officers, key employees and others to be granted options under the Option Plan and the number of shares subject to such options. The Compensation and Stock Option Committee met two times during the fiscal year ended August 31, 1997.

                      EXECUTIVE OFFICERS AND KEY PERSONNEL

     Set forth below is certain information, as of January 15, 1998, regarding the executive officers and key personnel of the Company.

                   NAME                      AGE                      POSITION WITH THE COMPANY
------------------------------------------   ---   ---------------------------------------------------------------
Frank A. DeBernardis......................   55    Chief Executive Officer, President and Director
David Vilkomerson.........................   56    Executive Vice President, Director of Research and Development,
                                                     Assistant Secretary and Director
Daniel M. Mulvena.........................   49    Chairman of the Board of Directors
Anthony J. Dimun..........................   54    Director
Irwin M. Rosenthal........................   69    Secretary and Director
David Lyons...............................   49    Vice President of Engineering

     Information with regard to Frank DeBernardis, David Vilkomerson, Daniel Mulvena, Anthony Dimun and Irwin Rosenthal is set forth under 'Nominees for Directors'.

     David Lyons has been Vice President of Engineering at the Company since April 1997. Prior to serving in such function, Mr. Lyons served as Manager, Electronic R&D since 1991 where he was responsible for the Company's design and development of electronics and software related to real-time three dimensional ultrasound imaging, ultrasound beacon systems, Doppler blood flow velocity measurement, and Doppler DSP methods.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following summary compensation table sets forth the aggregate compensation paid or accrued by the Company for the fiscal years ended August 31, 1997, 1996 and 1995 to Frank A. DeBernardis, the Company's Chief Executive Officer, David Vilkomerson, the Company's Executive Vice President, and Daniel
M. Mulvena, the Company's Chairman of the Board (the 'Named Executive Officers'). No other executive officer received annual compensation in excess of $100,000 for either of the fiscal years ended August 31, 1997, 1996 or 1995.

                           SUMMARY COMPENSATION TABLE
                              ANNUAL COMPENSATION

                                                                                      LONG TERM COMPENSATION
                                                                                  -------------------------------
                                                                                    AWARDS             PAYOUTS
                                                                                  -----------        ------------
                                                                      OTHER       SECURITIES
                                                                      ANNUAL      UNDERLYING          ALL OTHER
                                             SALARY       BONUS    COMPENSATION   OPTIONS(1)         COMPENSATION
    NAME AND PRINCIPAL POSITION       YEAR     ($)         ($)         ($)            (#)                ($)
------------------------------------  ----   -------      ------   ------------   -----------        ------------
Frank A. DeBernardis ...............  1997   130,000      16,000       --          150,000(3)            --
  Chief Executive Officer             1996   151,000(2)   25,000       --           20,000(4)            --
                                      1995    76,000        --         --              --                --
David Vilkomerson ..................  1997   130,000      16,000       --          150,000(3)            --
  Executive Vice President            1996   151,000(2)   25,000       --           90,000(5)            --
                                      1995    76,000        --         --              --                --
Daniel M. Mulvena ..................  1997   103,667        --         --           50,000(6)            --
  Chairman of the Board               1996    81,333        --         --           20,000(5)            --
                                      1995     4,667        --         --              --                --

------------

(1) The security underlying all options is Class A Common Stock.

(2) Includes $26,000 of back pay.

(3) Such option vests as to 50,000 shares on April 29, 1998 and as to 38,750 shares on April 29, 1999; and, subject to shareholder approval of an amendment to the Option Plan to increase the number of shares available for grant thereunder, to an additional 11,250 shares on April 29, 1999 and as to 50,000 shares on April 29, 2000.

(4) Such option vests in five equal annual installments commencing in January 1996.

(5) Such option vests in three equal annual installments commencing in January 1996.

(6) Such option vested as to 25,000 shares on April 29, 1997, and as to the remaining 25,000 shares on December 31, 1997.

STOCK OPTION TABLES

                       OPTION GRANTS IN LAST FISCAL YEAR

     The following table sets forth the options granted to the Named Executive Officers during the fiscal year ended August 31, 1997. The Company granted no stock appreciation rights ("SARs").

                                                                INDIVIDUAL GRANTS
                                          -------------------------------------------------------------
                                           NUMBER OF        PERCENT OF                    MARKET PRICE
                                          SECURITIES       TOTAL OPTIONS                   AS REPORTED
                                          UNDERLYING        GRANTED TO      EXERCISE OR    ON BULLETIN
                                            OPTIONS        EMPLOYEES IN     BASE PRICE    BOARD ON DATE     EXPIRATION
                  NAME                    GRANTED(#)      FISCAL YEAR(1)      ($/SH)        OF GRANT           DATE
----------------------------------------  -----------     ---------------   -----------   -------------   ---------------
Frank A. DeBernardis ...................    150,000(2)         25.34%         $ 3.375        $ 3.375      April 29, 2007
  Chief Executive Officer
David Vilkomerson ......................    150,000(2)         25.34%         $ 3.375        $ 3.375      April 29, 2007
  Executive Vice President
Daniel M. Mulvena ......................     50,000(3)          8.44%         $ 3.375        $ 3.375      April 29, 2007
  Chairman of the Board
David Lyons ............................     25,000(4)          4.22%         $ 3.375        $ 3.375      April 29, 2007
  Vice President of Engineering

------------

(1) In the fiscal year ended August 31, 1997, the Company granted a total of 592,500 options under the Option Plan. Such number was used in calculating the percentages above.

                                              (footnotes continued on next page)

(footnotes continued from previous page)

(2) Incentive stock options granted under the Option Plan. Such option vests as to 50,000 shares on April 29, 1998 and as to 38,750 shares on April 29, 1999. Each option vests as to an additional 11,250 shares on April 29, 1999, and as to 50,000 shares on April 29, 2000, subject to shareholder approval of an amendment to the Option Plan to increase the number of shares available for grant thereunder.

(3) Incentive stock option granted under the Option Plan. Such option vested as to 25,000 shares on April 29, 1997, the date of grant, and as to the remaining 25,000 shares on December 31, 1997.

(4) Incentive stock option granted under the Option Plan. Such option vests as to 5,000 shares on each anniversary of the date of grant, commencing on April 29, 1998.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

     The following table sets forth information (on an aggregate basis) concerning each exercise of stock options during the fiscal year ended August 31, 1997 by each of the Named Executive Officers and the final year-end value of unexercised options. The table reflects options exercisable within 60 days of the date of this Proxy Statement.

                                                                   NUMBER OF SECURITIES
                                                                        UNDERLYING                 VALUE OF UNEXERCISED
                                                                   UNEXERCISED OPTIONS            'IN-THE-MONEY' OPTIONS
                                                                    AT FISCAL YEAR-END            AT FISCAL YEAR END(3)
                            SHARES ACQUIRED       VALUE        ----------------------------    ----------------------------
                            ON EXERCISE(1)     REALIZED(2)     EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
                            ---------------    ------------    -----------    -------------    -----------    -------------
Frank DeBernardis .......            0              $0             8,000         162,000           $ 0             $ 0
  Chief Executive Officer
David Vilkomerson .......            0               0            60,000         180,000             0               0
  Executive Vice
  President
Daniel Mulvena ..........            0               0             8,000          58,000             0               0
  Chairman of the Board
David Lyons .............            0               0                 0          25,000             0               0
  Vice President of
  Engineering

------------

(1) As of the date of this Proxy Statement, none of the Named Executive Officers have exercised any of their options.

(2) Value realized is the closing market price of the stock on the date of exercise less the option price, multiplied by the number of shares acquired on exercise.

(3) Options are 'in-the-money' at the fiscal year-end if the fair market vale of the underlying securities on such date exceeds the exercise price of the option. The sales price of the securities underlying the options on August 31, 1997 was $2 5/32 per share, and the exercise price of the applicable options has been reset from $5.00 per share to $3.375 per share on April 29, 1997.

COMPENSATION OF DIRECTORS

     The Company pays all outside directors $500 for each board or committee meeting attended. Outside directors may also be reimbursed for expenses incurred by them in acting as a director or as a member of any committee of the Board.

     In April 1997, the Company granted to each of Messrs. Mulvena, Rosenthal, Dimun and Wall and to Dr. Moskowitz options under the Option Plan to acquire up to 50,000 shares of Class A Common Stock at an exercise price per share equal to the fair market value of a share of Class A Common Stock on the date of the grant $3.375 per share. Each option vested as to 25,000 shares immediately for the first year's service of each non-employee director as a member of the Board of Directors and as to the remaining 25,000 shares on December 31, 1997, and expires ten (10) years from the date of grant of such options.

EMPLOYMENT AGREEMENTS

     The Company entered into employment agreements with Mr. Frank DeBernardis, to serve as President and Chief Executive Officer of the Company, and Dr. David Vilkomerson, to serve as Director and Executive Vice President - Research and Development of the Company, which expired in November 1996. Pursuant to such agreements, Mr. DeBernardis and Dr. Vilkomerson received a base salary of $130,000 at the time of expiration of the agreements. The employment agreements provided that each such agreement could be terminated by the Company only if such executive officer had materially breached his obligations under the agreement, engaged in willful misconduct against the Company or was found guilty of a felony by a court of competent jurisdiction which, in the discretion of the Board, would interfere with the performance of such executive officer's duties and responsibilities or would materially adversely affect the Company. The agreements also contained confidentiality and non-competition provisions. It is anticipated that each of Mr. DeBernardis and Dr. Vilkomerson will enter into new employment agreements with the Company on substantially similar terms.

     The Company entered into a consulting agreement with Mr. Mulvena which expired on June 30, 1997. Pursuant to such agreement, Mr. Mulvena provided consulting services to the Company from July 1, 1995 through June 30, 1997, for up to 27 days per quarter, at a rate of $1,000 per day. The agreement provided for Mr. Mulvena to be reimbursed for his reasonable expenses and to be provided with Company benefits. The agreement also contained confidentiality and non-compete provisions. An extension of such consulting agreement is currently being negotiated and it is anticipated that Mr. Mulvena will enter into a new consulting agreement on substantially similar terms.

     All of the employment agreements which have expired are currently being negotiated. The Company expects that the new employment agreements will be entered into in spring 1998. During the time of such negotiations, both the Company and the employees comply with their obligations under the expired agreements.

REPORT ON REPRICING OF OPTIONS

     In April 1997, the Board determined that the purposes of the Option Plan were not being adequately achieved with respect to those employees holding options that were above current market value and that it was essential to the best interests of the Company and the Company's shareholders that the Company retain and motivate such employees. The Board concluded that such retention was particularly important given the Company's financial situation at that time and that a cost-effective approach to retention and motivation was required. The Board further determined that it would be in the best interests of the Company and the Company's shareholders to provide such optionees the opportunity to exchange their above market value options for options exercisable at the current market value. As of April 29, 1997, upon approval by the Board, the Company offered such optionees the opportunity to exchange such options for new options at an exercise price of $3.375 per share. The last sales price of a share of Class A Common Stock quoted on the Nasdaq that day was $3.375. Any holder accepting this offer was required to give up existing options.

     In April 1997, each of Messrs. DeBernardis and Mulvena and Dr. Vilkomerson agreed to the termination of 20,000, 20,000 and 90,000, respectively, of their existing options to purchase Class A Common Stock at $5.00 per share in exchange for 20,000, 20,000 and 90,000, respectively, of new options of Class A Common Stock with an exercise price of $3.375 per share. Mr. DeBernardis' existing options had been fully vested with respect to 8,000 shares and the remaining 12,000 options had an additional approximately eight months to 2.7 years remaining, Dr. Vilkomerson's existing options had been fully vested with respect to 60,000 shares and the remaining 30,000 options had an additional approximately eight months remaining and Mr. Mulvena's options had been fully vested with respect to 8,000 shares and the remaining 12,000 options had an additional approximately eight months to 2.7 years remaining. The new options have the same vesting and expiration terms as the original options.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Since October 1, 1992, Vital Signs has provided certain management services to the Company and incurred certain out-of-pocket expenses on behalf of the Company. In January 1996, the Company paid Vital Signs approximately $82,000 for such services and costs incurred. Management believes that the fees incurred by the Company did not exceed fees that would have been charged by unrelated parties for similar services.

     As of October 30, 1997, the Company amended certain provisions of the Alliance Agreement, dated July 7. Under the terms of the Alliance Agreement, the Company had agreed, among other things, to pay $750,000 to Alliance upon the receipt by the Company of $23,040,000 in proceeds from the exercise of the Company's outstanding Class B Warrants. The $750,000 contingent payment is reflected on the Company's balance sheet as a capital contribution subject to repayment. Under the terms of the Amendment to the Alliance Agreement, Alliance has agreed to release and discharge the Company from making the contingent payment and the Company has agreed to issue to Alliance (i) 50,000 shares of Class A Common Stock and (ii) a six-year option to purchase 50,000 shares of Class A Common Stock at an exercise price of $2.00 per share. Upon the closing of the Amendment, the contingent payment was reclassified as equity of the Company.

     Irwin M. Rosenthal, a director of the Company, is a partner of Alliance. Irwin M. Rosenthal is also a partner of Rubin Baum Levin Constant & Friedman, counsel to the Company. Other than Mr. Rosenthal, certain attorneys associated with such firm own less than one percent (1%) of shares of Common Stock of the Company.

           PROPOSAL NO. II -- AMENDMENT TO THE 1995 STOCK OPTION PLAN

     At a meeting held on December 19, 1997, the Board, subject to shareholder approval, adopted an amendment to the Option Plan increasing the number of shares of Class A Common Stock for which options and SARs may be granted under the Option Plan from 620,000 to 1,020,000.

     The following summary of the Option Plan, including the proposed amendment, is qualified in its entirety by the specific language of the Option Plan, a copy of which is attached to this Proxy Statement for shareholder review as Exhibit A.

GENERAL

     In August 1995, the Board of Directors adopted and in January 1996 the shareholders approved the Option Plan. The Option Plan provides for the grant of incentive stock option ('ISOs') (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code')), and non-qualified stock options ( 'NQSOs') to certain directors, officers and employees of the Company. The Option Plan further provides for the grant of NQSOs and 'SARs' to directors and agents of, and consultants to, the Company, whether or not employees of the Company. The purpose of the Option Plan is to attract and retain employees, agents, consultants and directors. Options and SARs granted under the Option Plan may not be exercisable for terms in excess of 10 years from the date of grant. In addition, no options or SARs may be granted under the Option Plan later than 10 years after the Option Plan's effective date. The total number of shares of Class A Common Stock with respect to which options and SARs will be granted under the Option Plan is currently 620,000. The shares subject to and available under the Option Plan may consist, in whole or in part, of authorized but unissued stock or treasury stock not reserved for any other purpose. Any shares subject to an option or SAR that terminates, expires or lapses for any reason, and any shares purchased pursuant to an option and subsequently repurchased by the Company pursuant to the terms of the option, shall again be available for grant under the Option Plan.

     If an optionee retires, all options held by him on the date of his retirement terminate on the earlier of the option's expiration or the first anniversary of the day of his retirement.

     If an optionee dies, his option may be exercised, to the extent of the number of shares with respect to which he could have exercised it on the date of his death, by his estate, personal representative or beneficiary who acquires the option by will or by the laws of descent and distribution, at any time prior to the earlier of the option's expiration or the first anniversary of the optionee's death. On the earlier of such dates, the option terminates.

     If an optionee ceases, other than by reason of death or retirement, to be employed by the Company or a subsidiary, all options granted to him and exercisable on the date of his termination of employment terminate on the earlier of such options' expiration or 90 days after the day his employment ends or as otherwise determined by the Committee. Any installments not exercisable on the date of such termination lapse and are thenceforth unexercisable.

     No option is assignable or transferable by the optionee except by will or by laws descent and distribution, and during the lifetime of the optionee the option may be exercised only by him. At the request of an optionee, shares of Common Stock purchased on exercise of an option may be issued in or transferred to the name of the optionee and another person jointly with the right of survivorship.

     The number and price of shares of Common Stock covered by each option, the total number of shares that may be sold under the Option Plan, and the maximum number of shares that may be sold, issued or transferred to an employee, will be proportionately adjusted to reflect, as deemed equitable and appropriate by the Committee, any stock dividend, stock split or share combination of the Common Stock or recapitalization of the Company. To the extent deemed equitable and appropriate by the Committee, subject to any required action by shareholders, in any merger, consolidation, reorganization, liquidation or dissolution, any option granted under the Option Plan pertains to the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with such event.

     The Board may discontinue the Option Plan at any time and may amend it from time to time. No amendment or discontinuation of the Option Plan may adversely affect any award previously granted without the optionee's written consent. Amendments may be made without shareholder approval except as required to satisfy Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the 'Exchange Act') or other regulatory requirements.

     The specific future benefits or amounts to be received by directors, officers and employees under the Option Plan as proposed to be amended is not determinable. For the benefits and amounts received during the years ended August 31, 1997 by the Named Executive Officers, see the 'Options in Last Fiscal Year' table, above. During that year, options to purchase an aggregate of 592,500 shares of Class A Common Stock were granted under the Option Plan, all of which remain outstanding. Current executive officers as a group received options for an aggregate of 350,000 shares, directors who are not executive officers received options for an aggregate of 200,000 shares and all employees other than executive officers, together with any other individuals, received options for an aggregate of 42,500 shares.

ADMINISTRATION

     The Option Plan is administered by the Board which will determine, in its discretion, among other things, the recipients of grants, whether a grant will consist of ISOs, NQSOs or SARs, or a combination thereof, and the number of shares of Class A Common Stock to be subject to such options or SARs. In accordance with the discretion granted it under the terms of the Option Plan, the Board has delegated its power, duties and responsibilities under the Option Plan to the Committee, which consists of two or more directors who are 'disinterested persons' within the meaning of Rule 16b-3 promulgated under the Exchange Act. Until the 1998 Annual Meeting of Shareholders on March 5, 1998, the Committee is composed of Mr. Anthony Dimun and Dr. Herbert Moskowitz. The exercise price of options granted under the Plan shall not be less than the fair market value per share on the date of grant, as determined by the Board.

LIMITATIONS

     The Option Plan contains certain limitations applicable only to ISOs granted thereunder. To the extent that the aggregate fair market value, as of the date of grant, of the shares to which ISOs become exercisable for the first time by an optionee during the calendar year exceeds $100,000, the ISO will be treated as a NQSO. In addition, if an optionee owns more than 10% of the Company's stock at the time the individual is granted an ISO, the option price per share cannot be less than 110% of the fair market value per share and the term of the option cannot exceed five years.

GRANTS

     In the fiscal years ended August 31, 1996 and August 31, 1997, respectively, the Company granted under the Option Plan options to purchase an aggregate of 150,000 and 592,500 shares of Class A Common Stock, respectively.

     In April 1997, the Company granted to each of Messrs. Mulvena, Rosenthal, Dimun and Wall and to Dr. Moskowitz options under the Option Plan to acquire up to 50,000 shares of Class A Common Stock at an exercise price per share equal to the fair market value of a share of Class A Common Stock on the date of the grant ($3.375 per share). Each option vested as to 25,000 shares immediately for the first year's service of each non-employee director as a member of the Board and as to the remaining 25,000 shares on December 31, 1997, and expires ten
(10) years from the date of grant of such options.

     In April 1997, the Company further granted to each of Mr. DeBernardis and Dr. Vilkomerson an option to purchase 150,000 shares of Class A Common Stock at an exercise price of $3.375 per share equal to the fair market value of such share on the date of grant. Each option vests as to 50,000 shares on April 29, 1998, as to 38,750 shares on April 29, 1999, and, subject to approval of the amendment of the Option Plan to increase the number of shares available for grant thereunder, as to 11,250 shares on April 29, 1999 and as to 50,000 shares on April 29, 2000.

     In April 1997, the Company granted to David Lyons, Alex Colleoni and Tom Chilipka an option to acquire up to 25,000, 12,500 and 5,000 shares of Class A Common Stock, respectively, at an exercise price of $3.375, which option shall vest as to 20% of such shares each year, commencing April 29, 1998, and which options shall expire ten years from the date of vesting.

     As of the date hereof none of these options have been exercised and no additional options have been granted. Giving effect to the proposed amendment to the Option Plan, there remain 277,500 shares of Class A Common Stock available for issuance upon the exercise of options to be granted pursuant to the Option Plan.

     On January 27, 1998, the closing sales price for the Class A Common Stock on the Nasdaq Small Cap Market'tm' was $2 3/8.

FEDERAL INCOME TAX CONSEQUENCES

     The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Option Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described rules is applicable. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any Common Stock acquired upon the exercise of an option.

     Options granted under the Option Plan may be either ISOs or NQSOs. ISOs are those that are intended to be treated as 'incentive stock options' within the meaning of Section 422 of the Code. Under the Code as currently in effect, and under Treasury Regulations specifying that an option does not have a readily ascertainable fair market value unless it meets certain conditions not met here, the grant of either an ISO or a NQSO under the Option Plan is not taxed at the time of grant.

     When a NQSO is exercised, the excess of the fair market value of the shares received over the option price is taxable as ordinary income to the option holder. Special rules may apply to exercises by officers and directors.

     The holder of an ISO generally will not be taxed when the option is exercised and, provided the Common Stock received upon exercise is not disposed of within one year of receipt of the shares upon exercise or two years of the date on which the option is granted, the gain on the subsequent disposition will receive long-term capital gains treatment.

     For a NQSO, the Company generally will be entitled to a deduction at the same time and in the same amount that the option holder recognizes ordinary income, to the extent that such income is considered reasonable compensation under the Code. For an ISO, the Company will not be entitled to a deduction upon the exercise of the option. However, if an ISO holder disposes of the stock within the holding periods described above, he may recognize ordinary income and the Company generally would be entitled to a deduction in an equivalent amount.

PROPOSED AMENDMENT

     The Board resolved on December 19, 1997 to propose to the Annual Meeting of Shareholders to amend Section 2(a) of the Company's 1995 Stock Option Plan to read in its entirety as follows:

          '2. Stock Subject to the Plan.

          a. The total number of shares of the authorized but unissued or treasury shares of the Class A common stock, no par value per share, of the Company (the 'Common Stock') for which options (the 'Options') and stock appreciation rights ('SARs') may be granted under the Plan shall be 1,020,000, subject to adjustment as provided in Section 14 hereof.'

  THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. II.

PROPOSAL NO. III -- RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board has selected the accounting firm of KPMG Peat Marwick LLP to serve as its independent accountants to audit the financial statements of the Company for the fiscal year ending August 31, 1998. KPMG Peat Marwick LLP also served as the independent accountants for the Company during its 1997, 1996 and 1995 fiscal years. Management recommends that this decision be ratified by the shareholders. Should the holders of a majority of the shares of Stock represented at the Meeting in person or by proxy not approve the selection of KPMG Peat Marwick LLP, the Company will interpret this as an instruction to seek other auditors.

     Representatives from KPMG Peat Marwick LLP are expected to be present at the Meeting. They will have an opportunity to make a statement at the Meeting if they so desire, and are expected to be available to respond to appropriate questions.

     Unless otherwise specified, shares of Stock represented by proxies will be voted for ratification of KPMG Peat Marwick LLP as independent public accountants.

  THE BOARD RECOMMENDS A VOTE FOR PROPOSAL NO. III.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Each of Mr. Frank DeBernardis, Chief Executive Officer, President and a director of the Company, and Dr. David Vilkomerson, Executive Vice President and a director of the Company, failed to timely report a transaction on Form 5 for the month of April 1997. Mr. Terence Wall, who was a director and Co-Chairman of the Board of the Company in April 1997 and who is a beneficial owner of more than ten percent of Common Stock of the Company, failed to timely report an transaction on Form 5 for the month of April 1997. Each of Messrs. Anthony Dimun, Treasurer and director of the Company, Irwin Rosenthal, Secretary and a director of the Company, Daniel Mulvena, Chairman of the Board and a director of the Company, Dr. Herbert Moskowitz, a director of the Company, failed to timely report a transaction on Form 5 for the month of April 1997. The Company is not aware of any other late filings pursuant to Section 16(a) of the Exchange Act.

                         PROPOSALS OF SECURITY HOLDERS

     Proposals of security holders intended to be presented at the next Annual Meeting of Shareholders to be held during 1999 must be received by the Company before September 25, 1998 for inclusion in the Company's proxy and proxy statement relating to said meeting. The Company has received no proposals from shareholders for consideration at the Annual Meeting of Shareholders to be held on March 5, 1998.

                                 OTHER MATTERS

     The management of the Company knows of no business other than that referred to in the foregoing Notice of Annual Meeting of Shareholders and Proxy Statement which may come before the Meeting. Should any other matters come before the Meeting, it is the intention of the persons named in the accompanying Proxy to vote such Proxy in accordance with their judgment on such matters.

     The Company's Annual Report on Form 10-KSB, which includes the Company's audited financial statements for the fiscal year ended August 31, 1997, is being mailed concurrently herewith to all of the Company's shareholders of record.

                                          By Order of the Board of Directors


                                          Irwin M. Rosenthal
                                          Secretary

                                                                       EXHIBIT A

                                 ECHOCATH, INC.
                             1995 STOCK OPTION PLAN

                               TABLE OF CONTENTS

                                                                                                                PAGE
                                                                                                                ----
 1.   Purpose of the Plan....................................................................................     1
 2.   Stock Subject to the Plan..............................................................................     1
 3.   Administration of the Plan.............................................................................     1
 4.   Type of Options........................................................................................     2
 5.   Eligibility............................................................................................     2
 6.   Restrictions on Incentive Stock Options................................................................     2
 7.   Option and SAR Agreements..............................................................................     3
 8.   Option Price...........................................................................................     3
 9.   Manner of Payment; Manner of Exercise..................................................................     4
10.   Exercise of Options and SARs...........................................................................     4
11.   Term of Options and SARs; Exercisability...............................................................     4
12.   Options and SARs Not Transferable......................................................................     5
13.   Terms and Conditions of SARs...........................................................................     5
14.   Recapitalization, Reorganizations and the Like.........................................................     6
15.   No Special Employment Rights...........................................................................     7
16.   Withholding............................................................................................     7
17.   Restrictions on Issuance of Shares.....................................................................     7
18.   Purchase for Investment; Rights of Holder on Subsequent Registration...................................     8
19.   Loans..................................................................................................     8
20.   Modification of Outstanding Options and SARs...........................................................     8
21.   Approval of Stockholders...............................................................................     8
22.   Termination and Amendment of Plan......................................................................     8
23.   Limitation of Rights in the Option Shares..............................................................     9
24.   Notices................................................................................................     9

                                 ECHOCATH, INC.
                             1995 STOCK OPTION PLAN

1. PURPOSE OF THE PLAN

     The purpose of the Echocath, Inc., 1995 Stock Option Plan (the 'Plan') is to advance the interests of Echocath, Inc., a New Jersey corporation (the 'Company'), by providing an opportunity for ownership of the stock (or, in the case of SARs, as defined below, the appreciation of the value of the stock) of the Company by employees, agents and directors of, and consultants to, the Company and its subsidiaries. By providing such opportunity, the Company seeks to attract and retain such qualified personnel, and otherwise to provide additional incentive for grantees to promote the success of its business.

2. STOCK SUBJECT TO THE PLAN

     (a) The total number of shares of the authorized but unissued or treasury shares of the Class A common stock, no par value per share, of the Company (the 'Common Stock') for which options (the 'Options') and stock appreciation rights ('SARs') may be granted under the Plan shall be 620,000, subject to adjustment as provided in Section 14 hereof.

     (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan; provided, however, that shares as to which an Option has been surrendered in connection with the exercise of a related SAR will not again be available for subsequent Option or SAR grants under the Plan.

     (c) Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the 'Board').

3. ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting any Option or SAR granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of Common Stock and may grant SARs, as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Option and SAR agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option and SAR agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option or SAR agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are 'disinterested persons' (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires. For the purposes of the Plan, a director or member of such committee shall be deemed to be 'disinterested' only if such person qualified as a 'disinterested person' within the meaning of paragraph (c)(2) of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the 'Exchange Act'), as such term is interpreted from time to time.

4. TYPE OF OPTIONS

     Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the 'Code'), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of
Section 422 of the Code.

5. ELIGIBILITY

     Options designated as incentive stock options may be granted only to officers and key employees of the Company or of any subsidiary corporation (herein called 'subsidiary' or 'subsidiaries'), as defined in Section 424(f) of the Code and the Income Tax Regulations (the 'Regulations') promulgated thereunder. Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents, directors of and consultants to the Company, whether or not otherwise employees of the Company.

     In determining the eligibility of an individual to be granted an Option or SAR, as well as in determining the number of shares to be subject to any such Option or SAR, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

6. RESTRICTIONS ON INCENTIVE STOCK OPTIONS

     Incentive stock options (but not non-qualified options) granted under the Plan shall be subject to the following restrictions:

          (a) Limitation on Number of Shares. Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under the Plan and all such other plans.

          (b) Ten Percent (10%) Shareholder. If any employee to whom an incentive stock option is granted pursuant to the provisions of the Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

             (i) The Option price per share subject to such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such Option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

             (ii) The incentive stock option by its terms shall not be exercisable after the expiration of five (5) years from the date such Option is granted.

7. OPTION AND SAR AGREEMENTS

     Each Option and SAR shall be evidenced by an agreement (the 'Agreement') duly executed on behalf of the Company and by the grantee to whom such Option or SAR is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option or SAR shall be granted within the meaning of the Plan and no purported grant of any Option or SAR shall be effective until the Agreement shall have been duly executed on behalf of the Company and the grantee. More than one Option and SAR may be granted to an individual, subject, if applicable, to the limitations of Section 6 hereof.

8. OPTION PRICE

     (a) Subject to the conditions set forth in Section 8(d) hereof, the option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board; provided, however, that such option price shall be not less than the fair market value of the shares subject to such Option, determined as of the date of grant of such Option.

     (b) Subject to the conditions set forth in Sections 6(b) and 8(d) hereof, the option price or prices of shares of the Company's Common Stock for incentive stock options shall be at least the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

     (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing 'Bid' and the closing 'Ask' prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ('NASDAQ') for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the 'Bid' and 'Ask' prices on the National Daily Quotation Service for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

     (d) Prior to the effective date of the Company's contemplated initial public offering, the Company may not grant options to purchase more than 120,000 shares of Common Stock. Such options, if any, so granted must be granted at an exercise price per share of not less than the per share initial public offering price of the Common Stock (without giving any value to warrants which may be issued in conjunction with Common Stock in such initial public offering). 'Initial public offering' means an initial public offering underwritten by D.H. Blair Investment Banking Corp. on a firm commitment basis pursuant to an effective registration statement under the Securities Act of 1933, as amended ('1933 Act'), covering the offer and sale of equity securities of and for the account of the Company.

9. MANNER OF PAYMENT; MANNER OF EXERCISE

     (a) Options granted under the Plan may provide for the payment of the option price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the option price of such Options, (ii) shares of Common Stock owned by the grantee having a fair market value equal in amount to the option price of the Options being exercised, or (iii) any combination of (i) and (ii); provided, however, that payment of the option price by delivery of shares of Common Stock owned by such grantee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered as payment upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.

     (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in Section 9(a) hereof. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

10. EXERCISE OF OPTIONS AND SARS

     Each Option and SAR granted under the Plan shall, subject to Section 11(b) and Section 14 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option or SAR granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an Option or SAR is not exercised by a grantee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock. The exercise of an Option shall result in the cancellation of any related SAR with respect to the same number of shares of Common Stock as to which the Option was exercised.

11. TERM OF OPTIONS AND SARS; EXERCISABILITY

     (a) Term.

          (i) Each Option and SAR shall expire on a date determined by the Board which is not more than ten (10) years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of
     Section 6(b) hereof, and (b) for earlier termination as herein provided.

          (ii) Except as otherwise provided in this Section 11, an Option or SAR granted to any grantee whose employment, by the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of (i) ninety
     (90) days after the date such grantee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option or SAR expires by its terms.

          (iii) If the employment of a grantee is terminated by the Company or any of its subsidiaries for cause or because the grantee is in breach of any employment agreement or because the grantee voluntarily terminates such employment, such Option or SAR will terminate on the date the grantee's employment is terminated by the Company or any such subsidiary, unless the Board determines, at the time of such option, to extend such option for a specified period (but not beyond the period described in Section 11(a)(ii)).

          (iv) If the employment of a grantee is terminated by the Company or any of its subsidiaries because the grantee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option or SAR shall terminate on the earlier of (i) one (1) year after the date such grantee's employment, by the Company or any such subsidiary, is terminated, or (ii) the date on which the Option or SAR expires by its terms.

          (v) In the event of the death of any grantee, any Option or SAR granted to such grantee shall terminate one (1) year after the date of death, or on the date on which the Option or SAR expires by its terms, whichever occurs first.

     (b) Exercisability.

          (i) An Option or SAR granted to a grantee whose employment, by the Company or any of its subsidiaries, is terminated, for whatever reason, including, without limitation, death or disability, shall be exercisable only to the extent that such Option or SAR has accrued and is in effect on the date such grantee's employment, by the Company or any such subsidiary, is terminated.

          (ii) Neither an SAR nor an Option granted in connection with an SAR to a person subject to Section 16(b) of the Exchange Act may be exercised before six (6) months after the date of grant.

12. OPTIONS AND SARS NOT TRANSFERABLE

     The right of any grantee to exercise any Option or SAR granted to him or her shall not be assignable or transferable by such grantee other than by will or the laws of descent and distribution, or the rules thereunder, and any such Option or SAR shall be exercisable during the lifetime of such grantee only by him or her. Any Option or SAR granted under the Plan shall be null and void and without effect upon the bankruptcy of the grantee to whom the Option or SAR is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option or SAR.

13. TERMS AND CONDITIONS OF SARS

     (a) An SAR may be granted separately or in connection with an Option (either at the time of grant or at any time during the term of the Option).

     (b) The exercise of an SAR shall result in the cancellation of the Option to which it relates with respect to the same number of shares of Common Stock as to which the SAR was exercised.

     (c) An SAR granted in connection with an Option shall be exercisable or transferable only to the extent that such related Option is exercisable or transferable.

     (d) Upon the exercise of an SAR related to an Option, the holder will be entitled to receive payment of an amount determined by multiplying:

          (i) The difference obtained by subtracting the option price of a share of Common Stock specified in the related Option from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board), by

          (ii) The number of shares as to which such SAR is exercised.

     (e) An SAR granted without relationship to an Option shall be exercisable as determined by the Board, but in no event after ten (10) years from the date of grant.

     (f) An SAR granted without relationship to an Option will entitle the holder, upon exercise of the SAR, to receive payment of an amount determined by multiplying:

          (i) The difference obtained by subtracting the fair market value of the a share of Common Stock on the date the SAR was granted from the fair market value of a share of Common Stock on the date of exercise of such SAR (as determined by the Board), by

          (ii) The number of shares as to which such SAR is exercised.

     (g) Notwithstanding Sections 13 (d) and 13 (f) hereof, the Board may limit the amount payable upon exercise of an SAR. Any such limitation shall be determined as of the date of grant and noted on the instrument evidencing the SAR granted.

     (h) At the discretion of the Board, payment of the amount determined under Sections 13 (d) and 13 (f) hereof may be made solely in whole shares of Common Stock valued at their fair market value on the date of exercise of the SAR (as determined by the Board), or solely in cash, or in a combination of cash and shares. If the Board decides to make full payment in shares of Common Stock and the amount payable results in a fractional share, payment for the fractional share shall be made in cash.

14. RECAPITALIZATION, REORGANIZATIONS AND THE LIKE

     In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options and SARs may be granted under the Plan and as to which outstanding Options, SARs, or portions thereof then unexercised, shall be exercisable, to the end that the proportionate interest of the grantee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options and SARs shall be made without change in the total price applicable to the unexercised portion of such Options and SARs and with a corresponding adjustment in the option price per share.

     In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the grantee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the grantee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the grantee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of
Section 8 hereof.

     The Board shall also have the power and right to accelerate the exercisability of any Option, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Option or portion thereof originally designated as an incentive stock option that no longer qualifies as an incentive stock option under Section 422 of the Code as a result of such acceleration shall be redesignated as a non-qualified stock option without the necessity of further Board action.

     A 'Change in Control' shall be deemed to have occurred if any person, or any two (2) or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one (1) or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.

     Upon dissolution or liquidation of the Company, all Options and SARs granted under this Plan shall terminate, but each grantee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option or SAR to the extent then exercisable.

     If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option grant shall not reduce the number of shares otherwise available for issuance under the Plan.

     No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

15. NO SPECIAL EMPLOYMENT RIGHTS

     Nothing contained in the Plan or in any Option or SAR granted under the Plan shall confer upon any grantee any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option or SAR holder from the rate in existence at the time of the grant of an Option or SAR. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time of such occurrence pursuant to uniform nondiscriminatory criteria.

16. WITHHOLDING

     The Company's obligation to deliver shares upon the exercise of any non-qualified Option granted under the Plan, or cash upon the exercise of an SAR granted under the Plan, shall be subject to the grantee's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and grantee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements; provided, however, that no such agreement may be made by a grantee who is an 'officer' or 'director' within the meaning of Section 16 of the Exchange Act, except pursuant to a standing election to so withhold shares of Common Stock purchased upon exercise of an Option, such election to be made not less than six (6) months prior to such exercise and which election may be revoked only upon six (6) months prior written notice.

17. RESTRICTIONS ON ISSUANCE OF SHARES

     (a) Notwithstanding the provisions of Section 9 hereof, the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

          (i) The shares with respect to which such Option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

     (b) It is intended that all exercises of Options shall be effective, and the Company shall use its reasonable efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

18. PURCHASE FOR INVESTMENT; RIGHTS OF HOLDER ON SUBSEQUENT REGISTRATION

     Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option or SAR unless the person who exercises such Option or SAR, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option or SAR for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

     In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each grantee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

19. LOANS

     At the discretion of the Board, the Company may loan to the grantee some or all of the option price of the shares acquired upon exercise of an Option.

20. MODIFICATION OF OUTSTANDING OPTIONS AND SARS

     Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option or SAR with the consent of the grantee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

21. APPROVAL OF STOCKHOLDERS

     The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no later than twelve (12) months after the date of adoption of the Plan by the Board. Should the stockholders of the Company fail to approve the Plan within such twelve-month period, all Options granted thereunder shall be and become null and void.

22. TERMINATION AND AMENDMENT OF PLAN

     Unless sooner terminated as herein provided, the Plan shall terminate ten
(10) years from the date upon which the Plan was duly adopted by the Board. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, that (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 21 hereof, increase the maximum number of shares for which Options and SARs may be granted or change the designation of the class of persons eligible to receive Options and SARs under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act (if applicable), applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of a grantee, affect his or her rights under an Option or SAR theretofore granted to him or her.

23. LIMITATION OF RIGHTS IN THE OPTION SHARES

     A grantee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the grantee.

24. NOTICES

     Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the Chief Executive Officer at the Company's principal place of business; and, if to a grantee, to his or her address as it appears on the records of the Company.

                                                                     APPENDIX 1
                                 ECHOCATH, INC.

             4326 U.S. ROUTE 1, MONMOUTH JUNCTION, NEW JERSEY 08852

         PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS -- MARCH 5, 1998
               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints DANIEL MULVENA and FRANK DEBERNARDIS, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of Class A Common Stock, no par value ('Class A Shares'), all of the shares of Class B Common Stock, no par value ('Class B Shares') and all of the shares of Series B Preferred Stock, of ECHOCATH, INC. held of record by the undersigned on January 15, 1998 at the Annual Meeting of Shareholders (the 'Meeting') of ECHOCATH, INC., on March 5, 1998 at 10:00 a.m., New York time, or at any adjournment or postponement thereof.

[X] Please mark your
    votes as in this
    example

                           WITHHOLD AUTHORITY                INSTRUCTION
                            to vote for all         To withhold authority to vote or an
                 FOR     nominees listed below        individual nominee, write such
1. ELECTION OF  [  ]             [ ]                  nominees's name in the spece below.
   DIRECTORS.
                                                     Nominees: Frank A. DeBernardis
FOR all nominees           Withhold authority for              Anthony J. Dimun
listed below (except       the followint nominees:             Daniel M. Mulvena
as indicated otherwise                                         Irwin M. Rosenthal
below)                                                         David Vilkomerson

----------------------     -----------------------             FOR    AGAINST    ABSTAIN
2. To approve and ratify the adoption of an amendment to       [  ]     [  ]      [  ]
   the Company's 1995 Stock Option Plan, increasing the
   total number of shares for which options may be granted
   of the Company's Class A Common Stock, no par value
   per share, from 620,000 to 1,020,000.

3. To ratify the selection of KPMG Peat Marwick LLP as         [  ]     [  ]      [  ]
   independent public accountants for the Company for
   the fiscal year ending August 31, 1998.

4. In their discretion, the Proxies are authorized to vote     [  ]     [  ]      [  ]
   upon such other business as may properly come
   before the meeting or any adjournments thereof.

  THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH
THE INSTRUCTIONS GIVEN ABOVE.

Date: ________________________________________________________,1998

Stockholder:_______________________________________________________

___________________________________________________________________
Signature (Signatures if held jointly)

Please mark, sign, date and return the Proxy promptly using the enclosed envelope.


NOTE: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When a proxy is given by a corporation, please give your full corporation name and have the proxy signed by the president or other authorized officer. If a partnership, please sign in partnership name by authorized person.